                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 15, 2005

                              --------------------


                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)


           MICHIGAN                  333-63769                 38-3423227
(State or other jurisdiction     (Commission File            (IRS Employer
      of incorporation)              Number)             Identification Number)


1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                       49441
         (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code           231-780-1800



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


         On February 15, 2005, Community Shores Bank (the "Bank"), a wholly-owned subsidiary of Community Shores Bank Corporation, finalized the purchase of land from Norton Shores Hotel, LLC. The land was purchased pursuant to a Buy and Sell Agreement for Vacant Land, dated as of approximately July 26, 2004, which was amended by a First Amendment to Purchase Agreement effective October 25, 2004, and a Second Amendment to Purchase Agreement effective February 15, 2005, and supplemented by letters dated December 22, 2004 and January 21, 2005 extending the contingency period under the agreements. These agreements and letters are filed as exhibits to this report. The land is a two acre pad site at the corner of Mt. Garfield and Harvey in Norton Shores, Michigan. The Bank intends on using the land to build a branch. The purchase price was $875,000.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit Number                     Description
--------------                     -----------

     10.1 Buy and Sell Agreement for Vacant Land including the Greater Lansing Association of Realtors Counter Offer to Buy and Sell Agreement.
     10.2         First Amendment to Purchase Agreement.
     10.3         Letter dated December 22, 2004 extending contingency period
     10.4         Letter dated January 21, 2005 extending contingency period
     10.5         Second Amendment to Purchase Agreement









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COMMUNITY SHORES BANK CORPORATION

                                  By:   /S/ TRACEY A. WELSH
                                     --------------------------------
                                        Tracey A. Welsh
                                        Senior Vice President,
                                        Chief Financial Officer and Treasurer

Date:  February 22, 2005


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                                  EXHIBIT INDEX


Exhibit Number                       Description
--------------                       -----------
     10.1        Buy and Sell Agreement for Vacant Land including the Greater
                 Lansing Association of Realtors Counter Offer to Buy and Sell
                 Agreement.
     10.2        First Amendment to Purchase Agreement.
     10.3        Letter dated December 22, 2004 extending contingency period
     10.4        Letter dated January 21, 2005 extending contingency period
     10.5        Second Amendment to Purchase Agreement



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